Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

On November 30, 2022, HWGC Holdings Limited (“HWGC”) consummated the share exchange transaction (“Share Exchange”) with Fintech Scion Limited (“Fintech). The consummation is after HWGC closed the share exchange transaction with HWGG Capital P.L.C (“HWGG”) on November 15, 2022.

With the consummation of the Share Exchange, the owners and management of Fintech have voting and operation control of HWGC, which give effect to  the reverse acquisition transaction (“Reverse Acquisition”). In the Reverse Acquisition, HWGC issued 101,666,666 shares of its common stock to the shareholders of Fintech in exchange for all the issued and outstanding common shares of Fintech, resulted in Fintech becoming a wholly owned subsidiary of HWGC.

The unaudited pro forma consolidated financial statements presented below are prepared by applying the acquisition method of accounting to a business combination that is a reverse acquisition. The unaudited pro forma condensed combined financial statements as of and for the period September 30, 2022, and as of and for the year ended December 31, 2021 contained in this prospectus have been prepared based on certain pro forma adjustments to the Company’s historical financial statements set forth in the quarterly report of the Company on Form 10-Q for the period ended September 30, 2022 and annual report of the Company on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical financial statements and related notes contained in those reports. The historical financial statements for Fintech were derived from unaudited quarterly financial statements for the period ended September 30, 2022 and the audited financial statements for the year ended December 31, 2021. The historical financial statements for HWGG were derived from unaudited quarterly financial statements for the period ended September 30, 2022 and the audited financial statements for the year ended December 31, 2021. The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed combined balance sheet has been prepared as if the transaction had occurred as of September 30, 2022 and December 31, 2021 respectively. The unaudited pro forma condensed combined statements of operations have been prepared as if this transaction had occurred on January 1, 2022 and 2021 respectively.

These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the Share Exchange been completed at the dates indicated or what would be any future periods and should not be taken as representative of Company’s consolidated results of operations of financial condition following the completion of the transaction. In addition, the unaudited pro forma condensed combined financial information is not intended to project future financial position or results of the combined company.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2021

(In U.S. dollars)

	HWGC	HWGG	Fintech	Pro Form Adjustments		Notes	Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$37,033	$455,404	$126,054	$			$618,491
Trade receivable	—	2,082,551	—				2,082,551
Amount due from related parties	49,805	2,116,513	—				2,166,318
Inventories	—	17,546	—				17,546
Other receivables, prepayments and other current assets	37,333	2,112,148	31,116				2,180,597
Total Current Assets	124,171	6,784,162	157,170				7,065,503

Non-current assets
Other investments	—	500,100	—				500,100
Intangible asset	—	89,706	—				89,706
Goodwill	—	29,279	—		55,151,685	3	55,180,964
Property and equipment, net	24,048	13,410	7,726				45,184
Right-of-use assets	34,768	—	—				34,768
Total Non-Current Assets	58,816	632,495	7,726				55,850,722

TOTAL ASSETS	$182,987	$7,416,657	$164,896	$			$62,916,225

LIABILITIES
Current liabilities
Accounts payable	$78	$1,923,910	$—	$			$1,923,988
Amount due to related parties	4,267,033	—	297,410				4,564,443
Commission payables	126,315	—	—				126,315
Accruals and other payables	342,661	1,531,085	22,535				1,896,281
Lease obligation	30,289	—	—				30,289
Total Current Liabilities	$4,766,376	$3,454,995	$319,945	$			$8,541,316

Non-current liabilities
Lease obligation, net of current portion	$2,576	$—	$—	$			$2,576
Total Non-Current Liabilities	2,576	—	—				2,576
TOTAL LIABILITIES	$4,768,952	$3,454,995	$319,945	$			$8,543,892

STOCKHOLDERS’ EQUITY
Common stock	$5,409	$2,395,000	$1,366		$(2,203,033)	3	$198,742
Additional paid-in capital	4,749,798	—	66,150		101,882,652	3	106,698,600
Merger reserves	—	—	—		(55,000,000)	3	(55,000,000)
Accumulated deficit	(9,598,819)	(873,247)	(226,828)		10,472,066	3	(226,828)
Accumulated other comprehensive income	257,647	—	4,263				261,910
Equity attributable to equity holders of the parent	(4,585,965)	1,521,753	(155,049)				51,932,424
Non-controlling interests	—	2,439,909	—				2,439,909
Total Stockholders’ Equity	$(4,585,965)	$3,961,662	$(155,049)				$54,372,333

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$182,987	$7,416,657	$164,896	$			$62,916,225

See accompanying notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME OR LOSS

FOR THE YEAR ENDED DECEMBER 31, 2021

 (In U.S. dollars)

	HWGC	HWGG	Fintech	Pro Forma Adjustments	Notes	Pro Forma Combined
REVENUE	$3,124	431,356	$885,428	$		$1,319,908

COST OF REVENUE	(2,861)	(12,167)	—			(68,967)

GROSS PROFIT	263	419,189	885,428			1,250,941

OPERATING EXPENSES
Selling expense	(23)	(37,818)	—			(37,841)
General and administrative expenses	(451,154)	(577,444)	(1,091,642)			(2,066,301)
Total operating expenses	(451,177)	(615,262)	(1,091,642)			(2,104,142)

LOSS FROM OPERATIONS	(450,914)	(196,073)	(206,214)			(853,201)

OTHER INCOME / (EXPENSE), NET	428,156	127,337	(11,324)			544,169

NET LOSS	(22,758)	(68,736)	(217,538)			(309,032)

Less: (Income) / Loss attributable to non- controlling interest	—	(74,463)	—			(74,463)
NET LOSS FOR THE YEAR	$(22,758)	(143,199)	$(217,538)	$		$(383,495)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	170,055	(19,065)	4,263			155,253

TOTAL COMPREHENSIVE INCOME / (LOSS)	$147,297	(162,264)	$(213,275)	$		$(228,242)

Weighted average number of common shares outstanding - basic and diluted						198,742,643
Net Loss per share - basic and diluted						$(0.00)

See accompanying notes to unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2022

 (In U.S. dollars)

	HWGC	HWGG	Fintech		Pro Form Adjustments	Notes	Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$47,178	$3,657,307	$953,202	$			$4,657,687
Trade receivable	—	4,363,163	107,467				4,470,630
Amount due from related parties	55,997	1,901,006	—				1,957,003
Inventories	—	2,314	—				2,314
Other receivables, prepayments and other current assets	26,529	553,008	78,931				658,468
Total Current Assets	129,704	10,476,798	1,139,600				11,746,102

Non-current assets
Other investments	—	—	—				—
Intangible asset	—	67,280	—				67,280
Goodwill	—	—	—		55,414,483	3	55,414,483
Property and equipment, net	14,593	8,505	16,625				39,723
Right-of-use assets	80,202	—	—				80,202
Total Non-Current Assets	94,795	75,785	16,625				55,601,688

TOTAL ASSETS	$224,499	$10,552,583	$1,156,225	$			$67,347,790

LIABILITIES
Current liabilities
Accounts payable	$140	$5,036,449	$—	$			$5,036,589
Amount due to related parties	4,324,975	2,195,914	227,623				6,748,512
Commission payables	113,757	—	—				113,757
Accruals and other payables	339,043	178,159	121,424				638,626
Lease obligation	8,443	—	—				8,443
Total Current Liabilities	$4,786,358	$7,410,522	$349,047	$			$12,545,927

Non-current liabilities
Lease obligation, net of current portion	$72,432	$—	$—	$			$72,432
Total Non-Current Liabilities	72,432	—	—				72,432
TOTAL LIABILITIES	$4,858,790	$7,410,522	$349,047	$			$12,618,359

STOCKHOLDERS’ EQUITY
Common stock	$5,409	$3,820,750	$67,516		$(3,694,933)	3	$198,742
Additional paid-in capital	4,749,798	—	—		103,493,082	3	108,242,880
Merger reserves	—	—	—		(55,000,000)	3	(55,000,000)
Accumulated deficit	(9,934,315)	(682,019)	828,868		10,616,334	3	828,868
Accumulated other comprehensive income	544,817	—	(89,206)				455,611
Equity attributable to equity holders of the parent	(4,634,291)	3,138,731	807,178				54,726,101
Non-controlling interests	—	3,330	—				3,330
Total Stockholders’ Equity	$(4,634,291)	$3,142,061	$807,178				$54,729,431

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$224,499	$10,552,583	$1,156,225	$			$67,347,790

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME OR LOSS

FOR THE PERIOD ENDED SEPTEMBER 30, 2022

 (In U.S. dollars)

	HWGC	HWGG	Fintech	Pro Form Adjustments	Notes	Pro Forma Combined
REVENUE	$325	552,288	$2,456,125	$		$3,008,738

COST OF REVENUE	(292)	(15,232)	—			(15,524)

GROSS PROFIT	33	537,056	2,456,125			2,993,214

OPERATING EXPENSES
Selling expense	—	—	—			—
General and administrative expenses	(533,842)	(362,329)	(1,395,092)			(2,291,263)
Total operating expenses	(533,842)	(362,329)	(1,395,092)			(2,291,263)

LOSS FROM OPERATIONS	(533,809)	174,727	1,061,033			701,951

OTHER INCOME / (EXPENSE), NET	198,313	16,501	(5,337)			209,477

NET LOSS	(335,496)	191,228	1,055,696			911,428

Less: (Income) / Loss attributable to non- controlling interest	—	—	—			—
NET LOSS FOR THE YEAR	$(335,496)	191,228	$1,055,696	$		$911,428

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	287,170	—	(93,469)			193,701

TOTAL COMPREHENSIVE INCOME / (LOSS)	$(48,326)	191,228	$962,227	$		$1,105,129

Weighted average number of common shares outstanding - basic and diluted						198,742,643
Net Loss per share - basic and diluted						$0.00

See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED COMBINED PRO FORMA FINANCIAL INFORMATION

1.	BASIS OF PRESENTATION

The historical consolidated financial statements have been adjusted in the pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combination. The business combination was accounted for as reorganization of entities under common control. As a result, we measured the recognized assets and liabilities combined at their historical cost at the date of transfer. The pro forma combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

2.	COMMON STOCK

The Company’s authorized common stock is $0.0001: 70,000,000 shares, with 54,087,903 shares issued and outstanding during the year ended December 31, 2021.

On April 8, 2022, Financial Industry Regulatory Authority, Inc. (“FINRA”) notified the Company that the Reverse Stock Split will take effect on the over-the-counter market at the start of business on April 11, 2022. Effectively on April 11, 2022, the Company’s authorized common stock is $0.001: 400,000,000 shares, with 5,409,310 shares issued and outstanding.

3.	PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The pro forma adjustments are based on management preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

(a)	To reflect 91,666,667 and 101,666,666 newly-issued shares of Common Stock of the Registrant

(b)	Removing the Registrant’s and HWGG’s accumulated deficit and adjusting equity for recapitalization.

(c)	Recognition of goodwill approximately at $55 million arising from the excess in purchase consideration as compared to the estimated fair value of HWGC.

In determining the purchase consideration on the reverse acquisition, the number of shares that the Company would have had to issue to maintain the ratio of ownership interest in the combined entity and the agreed price in the share exchange agreement is used. The agreed price is more reliably measured reference as the quoted price of the registrant is not an indicative fair value price of the Company. The consideration transferred is approximately $58.2 million.

In order to reflect the estimated fair value of HWGC, fair value adjustments have been made on inventories and related parties balances. The estimated fair value of HWGC identifiable net assets after consideration of fair value adjustments for the year ended December 31, 2021 and period ended September 30, 2022 are approximately $2.8 million and $3 million respectively, illustrated as follows:

	September 30, 2022	December 31, 2021
Property, plant and equipment, net.	$23,098	$37,458
Intangible asset	67,280	89,706
Current assets	10,604,188	6,890,787
Current liabilities	(7,863,462)	(3,924,049)
Net assets acquired	$2,831,104	$3,093,902

4.	PREFERRED STOCK

On March 10, 2022, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designation of the Relative Rights and Preferences of The Redeemable Convertible Preferred Stock (the “Certificate of Designation”). Pursuant to the Certificate of Designation, the board of directors of the Company authorized the creation 25,000,000 shares of Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “RCPS”). The RCPS is ranked senior to all classes or series of the Company’s common stock and does not have any voting rights. However, the holders of the RCPS are entitled to receive, when declared by the board of directors, cumulative cash dividends at the rate of 6% per annum on each $1.00 per RCPS. Commencing on the date of issuance, the dividends on the RCPS shall accrue and be cumulative, payable annually in arrears on the 30th business day on each anniversary of the issue date. Dividends will accumulate whether or not the Company has earnings or whether funds are legally available or declared by the Board, and no interest will be payable on any dividends which may be in arrears. Each share of RCPS shall be convertible into one share of common stock of the Company, upon the Board approving the initiation of the listing process to list the shares of the Company on any stock exchange, or upon the written approval of the Company. The Company may also, at its option, redeem the RCPS for cash at a redemption price of $1.00 per share plus any accumulated and unpaid dividends thereon. Notwithstanding, all outstanding RCPS shall be redeemable by the Company on the second anniversary of the issuance date thereof.

The unaudited pro forma condensed combined financial information has been prepared assuming no issuance of RCPS occurred as of September 30, 2022 and December 31, 2021 respectively.

In the scenario of issuance of RCPS, the changes on the unaudited pro forma condensed combined financial shall be on the following selected consolidated balance sheet data:

	Period Ended September 30, 2022			Year Ended December 31, 2021
RCPS issuance scenario	30%	50%	100%	30%	50%	100%

SELECTED PRO FORMA CONDENSED COMBINED BALANCE SHEET DATA:
Cash and cash equivalents	$12,157,687	17,157,687	29,657,687	8,118,491	13,118,491	25,618,491
Total assets	$74,847,790	79,847,790	93,347,790	70,416,225	75,416,225	87,916,225
Total liabilities	$12,618,359	12,618,359	12,618,359	8,543,892	8,543,892	8,543,892
Total stockholders’ equity	$62,229,431	67,229,431	79,729,431	61,872,333	66,872,333	79,372,333

5.	EARNINGS PER SHARE

The following table illustrates the calculation of pro forma earnings per share:

	Period Ended September 30, 2022	Year Ended December 31, 2021
Pro forma net profit / (loss)	$911,428	$(383,495)

Weighted average shares outstanding:	198,742,643	198,742,643

Net profit / (loss) per share - basic and diluted	$0.00	$(0.00)